SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

October 23, 2013

Date of Report (Date of Earliest Event Reported)

          Rancon Realty Fund IV,
A California Limited Partnership

(Exact name of registrant as specified in its charter)

California

(State or Other Jurisdiction of Incorporation)

0-14207	33-0016355
(Commission File Number)	(IRS Employer Identification No.)

400 South El Camino Real, Suite 1100, San Mateo, California 94402-1708
(Address of principal executive offices) (Zip Code)

(650) 343-9300

(Fund’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR § 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR § 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR § 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR § 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On October 23, 2013, Rancon Realty Fund IV, A California Limited Partnership (the “Partnership”), mailed to its limited partners a report describing the Partnership’s results of operations for the quarter ended June 30, 2013, discussing the Partnership’s approaching dissolution, and responding to the question of how a limited partner might sell his or her Partnership units. A copy of the limited partner report is furnished with this Form 8-K as Exhibit 99.1.

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Certain statements contained in this Report, other than historical facts, may be considered forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such statements include, in particular, statements about future performance and are subject to certain risks and uncertainties, as well as known and unknown risks, which could cause actual results to differ materially from those projected or anticipated. Readers are referred to the risk factors disclosed under Item 1A of Part I in the Partnership’s December 31, 2012 Annual Report on Form 10-K. Forward-looking statements are not intended to be a guaranty of the Partnership’s performance in future periods. Such forward-looking statements can generally be identified by our use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” “believe,” “continue,” or other similar words. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date that this Current Report is filed with the Securities and Exchange Commission. Neither the Partnership nor the General Partners make any representations or warranties (expressed or implied) about the accuracy of any such forward-looking statements. Actual results could differ materially from any forward-looking statements contained in this Current Report. This Current Report is neither an offer of nor a solicitation to purchase securities.

The information in this Report, including the attached letters, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (“Exchange Act”) or otherwise subject to the liability of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

99.1	Letter to limited partners of the Partnership from the General Partners, dated October 23, 2013, reporting on the Partnership’s results of operations for the quarter ended June 30, 2013.

(Signature page follows.)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Partnership has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RANCON REATLY FUND IV,
A California Limited Partnership

By	Rancon Financial Corporation,
The General Partner

By	/s/ Daniel L. Stephenson
Daniel L. Stephenson
President

And	/s/ Daniel L. Stephenson
Daniel L. Stephenson
General Partner

Date: October 23, 2013

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INDEX TO EXHIBITS

Exhibit	Description

99.1	Letter from Rancon Financial Corporation and Daniel L. Stephenson, General Partners of Rancon Realty Fund IV, A California Limited Partnership, dated October 23, 2013, to the limited partners of the Partnership reporting on the results of operations of the Partnership for the quarter ended June 30, 2013.